                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):      December 19, 1996
                                                     -----------------------


                               SystemSoft Corporation
                 ----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-24418               04-3121799
         --------                   -------               ----------
(State or Other Jurisdiction      (Commission         Identification No.)
     of Incorporation)            File Number)          (I.R.S. Employer

      2 Vision Drive
  Natick, Massachusetts                                     01760
  ---------------------                                     -----
  (Address of Principal                                   (Zip Code)
    Executive Offices)


      Registrant's telephone number, including area code:  (508) 651-0088
                                                         ----------------
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                                      -2-

Item 2. Acquisition or Disposition of Assets.

        On December 19, 1996, SystemSoft Corporation ("SystemSoft") completed the acquisition of Radish Communications Systems, Inc., a Delaware corporation ("Radish"), by means of a merger (the "Merger") of Black Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of SystemSoft ("Merger Sub"), with and into Radish, pursuant to the Agreement and Plan of Merger and Reorganization, dated as of December 12, 1996 (the "Merger Agreement"), by and among SystemSoft, Merger Sub and Radish. As a result of the Merger, Radish became a wholly owned subsidiary of SystemSoft. The Merger was effected by the filing of a Certificate of Merger with the Secretary of State of the State of Delaware on December 19, 1996.

        Radish designs, develops and markets software that enhances customer service in call center and help-desk environments. Radish is the developer of VoiceView(R), an industry standard for integrated voice and data communications using a telephone and a personal computer.

        Pursuant to the terms of the Merger Agreement, upon the effective time of the Merger, each outstanding share of Radish common stock, $.001 par value ("Radish Common Stock"), was converted into the right to receive 0.1156944 shares of SystemSoft common stock, $.01 par value ("SystemSoft Common Stock"), (subject to payment of cash in lieu of any fractional shares) and each outstanding share of Radish Series D Preferred Stock, $.001 par value ("Radish Preferred Stock") was converted into the right to receive 0.2331227 shares of SystemSoft Common Stock (subject to payment of cash in lieu of any fractional shares). However, any holder of Radish Common Stock who held less than 10,000 shares of Radish Common Stock received in lieu of shares of SystemSoft Common Stock, $2.1774 per share in cash for each share of Radish Common Stock. Each holder of Radish Common Stock and Radish Preferred Stock who was otherwise entitled to a fraction of a share of SystemSoft Common Stock received cash in lieu thereof, equal to such fraction multiplied by $16.75, which was the last price of SystemSoft Common Stock on December 18, 1996. As a result of the Merger, the former stockholders of Radish received an aggregate of 2,037,802 shares of SystemSoft Common Stock and $367,101 in cash, the source of such cash was from SystemSoft's cash account. Also, pursuant to the terms of the Merger Agreement, upon the effective time of the Merger, Radish's obligations under Radish's existing stock option plans, whether vested or unvested, were assumed by SystemSoft. The shares of Radish Common Stock subject to the stock option plans were converted into shares of SystemSoft Common Stock at the rate of
0.1156944 shares of SystemSoft Common Stock for each share of Radish Common Stock, the exercise price of each share of Radish Common Stock subject to the stock option plans were also proportionally adjusted.

        The terms of this transaction and the consideration received by Radish's stockholders were the result of arm's-length negotiations between the representatives of SystemSoft and Radish and took into account various factors concerning the relative valuations of the businesses and the common stock of SystemSoft and Radish. The terms of the Merger and the exchange of Radish Common Stock for SystemSoft Common Stock are more fully described in the Merger Agreement. A copy of the Merger Agreement is filed as Exhibit 2.1 to this Report and is incorporated herein by reference.
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                                      -3-

        The acquisition of Radish is intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. SystemSoft will account for the transaction as a purchase.
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                                      -4-

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired.
         -----------------------------------------

         The following financial statements of Radish, together with the report thereon manually signed by Price Waterhouse LLP, appear as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by this reference:

         Balance Sheet as of December 31, 1994 and 1995 and September 30, 1996 (unaudited)

         Statement of Operations for the years ended December 31, 1994 and 1995 and for the nine months ended September 30, 1995 and September 30, 1996 (unaudited)

         Statement of Stockholders' Deficit for the years ended December 31, 1994 and 1995 and the nine months ended September 30, 1996 (unaudited)

         Statement of Cash Flows for the years ended December 31, 1994 and 1995 and for the nine months ended September 30, 1995 and September 30, 1996 (unaudited)

         Notes to Financial Statements

     (b) Pro Forma Financial Information.
         -------------------------------

         The following unaudited pro forma combined financial statements appear as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by this reference:

         Unaudited Pro Forma Combined Consolidated Balance Sheet as of October 31, 1996

         Unaudited Pro Forma Combined Consolidated Statement of Operations for the nine months ended October 31, 1996

         Unaudited Pro Forma Combined Consolidated Statement of Operations for the year ended January 31, 1996

         Notes to Unaudited Pro Forma Combined Consolidated Financial Statements

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                                      -5-

     (c)  Exhibits.
          --------

Exhibit No.               Description
-----------               -----------

 2.1 Agreement and Plan of Merger and Reorganization, dated as of December 12, 1996, by and among SystemSoft Corporation, Black Acquisition Corporation and Radish Communications Systems, Inc.

 2.2 Registration Rights Agreement dated as of December 12, 1996 by and among SystemSoft Corporation and the stockholders listed on the signature page thereto.

 2.3 Participation Agreement dated as of December 12, 1996 by and among SystemSoft Corporation, Black Acquisition Corporation, Radish Communications Systems, Inc. and certain securityholders of Radish Communications Systems, Inc. listed on the signature pages thereto.

 2.4 Escrow Agreement dated as of December 12, 1996 among SystemSoft Corporation, James Cowie and State Street Bank and Trust Company as escrow agent only.

 99.1 The following financial statements of Radish, together with the report thereon by Price Waterhouse LLP:

            Balance Sheet as of December 31, 1994 and 1995 and September 30, 1996 (unaudited)

            Statement of Operations for the years ended December 31, 1994 and 1995 and for the nine months ended September 30, 1995 and September 30, 1996 (unaudited)

            Statement of Stockholders' Deficit for the years ended December 31, 1994 and 1995 and the nine months ended September 30, 1996 (unaudited)

            Statement of Cash Flows for the years ended December 31, 1994 and 1995 and for the nine months ended September 30, 1995 and September 30, 1996 (unaudited)

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                                      -6-

          Notes to Financial Statements

 99.2  The following unaudited pro forma combined financial statements:

          Unaudited Pro Forma Combined Consolidated Balance Sheet as of October 31, 1996

          Unaudited Pro Forma Combined Consolidated Statement of Operations for the nine months ended October 31, 1996

          Unaudited Pro Forma Combined Consolidated Statement of Operations for the year ended January 31, 1996

          Notes to Unaudited Pro Forma Combined Consolidated Financial
          Statements

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SYSTEMSOFT CORPORATION


                                          By: /s/ David P. Sommers
                                              ----------------------------
                                              David P. Sommers
                                              Vice President, Finance
                                              and Chief Financial Officer

Dated: January 3, 1997
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                                 EXHIBIT INDEX


                                                             Page Number in
                                                             Sequentially
Exhibit No.                    Description                   Numbered Copy
-----------                    -----------                   -------------

    2.1 Agreement and Plan of Merger and Reorganization, dated as of December 12, 1996, by and among SystemSoft Corporation, Black Acquisition Corporation and Radish Communications Systems, Inc.

    2.2 Registration Rights Agreement dated as of December 12, 1996 by and among SystemSoft Corporation and the stockholders listed on the signature page thereto.

    2.3 Participation Agreement dated as of December 12, 1996 by and among SystemSoft Corporation, Black Acquisition Corporation, Radish Communications Systems, Inc. and certain securityholders of Radish Communications Systems, Inc. listed on the signature pages thereto.

    2.4 Escrow Agreement dated as of December 12, 1996 among SystemSoft Corporation, James Cowie and State Street Bank and Trust Company as escrow agent only.

   99.1 The following financial statements of Radish, together with the report thereon by Price Waterhouse LLP:

                 Balance Sheet as of December 31, 1994 and 1995 and September 30, 1996 (unaudited)

                 Statement of Operations for the years ended December 31, 1994 and 1995 and for the nine months ended September 30, 1995 and September 30, 1996 (unaudited)

                 Statement of Stockholders' Deficit for the years ended December 31, 1994 and 1995 and the nine months ended September 30, 1996 (unaudited)

                 Statement of Cash Flows for the years ended December 31, 1994 and 1995 and for the nine months ended September 30, 1995 and September 30, 1996 (unaudited)


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                     Notes to Financial Statements

         99.2   The following unaudited pro forma combined financial statements:

                     Unaudited Pro Forma Combined Consolidated Balance Sheet as of October 31, 1996

                     Unaudited Pro Forma Combined Consolidated Statement of Operations for the nine months ended October 31, 1996

                     Unaudited Pro Forma Combined Consolidated Statement of Operations for the year ended January 31, 1996

                     Notes to Unaudited Pro Forma Combined Consolidated Financial Statements